Expense Example, No Redemption (Vanguard Total Stock Market Index Fund Retail)	Vanguard Total Stock Market Index Fund Vanguard Total Stock Market Index Fund - Investor Shares 1/1/2014 - 12/31/2014 USD ($)	Vanguard Total Stock Market Index Fund Vanguard Total Stock Market Index Fund - Admiral Shares 1/1/2014 - 12/31/2014 USD ($)
Expense Example, No Redemption:
1 YEAR	17	5
3 YEAR	55	16
5 YEAR	96	28
10 YEAR	217	64